UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2018

WesBanco, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	000-08467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (304) 234-9000

Former name or former address, if changed since last report  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On July 11, 2018, WesBanco, Inc. ("WesBanco") issued a press release announcing that it has received all necessary regulatory approvals for the previously announced proposed merger between WesBanco and Farmers Capital Bank Corporation ("Farmers Capital"). A special meeting of the shareholders of Farmers Capital has previously been scheduled for July 23, 2018 to consider and vote upon the proposal to approve the Agreement and Plan of Merger, pursuant to which Farmers Capital will merge with and into WesBanco.  WesBanco and Farmers Capital anticipate that the closing of the merger will occur during the third quarter of 2018. Completion of the merger remains subject to the satisfaction of customary closing conditions.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits: 99.1 -   WesBanco, Inc. press release dated July 11, 2018.

Information About the Merger and Where to Find It

In connection with the proposed merger with Farmers Capital, WesBanco filed with the SEC a Registration Statement on Form S-4 which was declared effective on June 15, 2018, that includes a Proxy Statement of Farmers Capital and a Prospectus of WesBanco, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS OF FARMERS CAPITAL AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Proxy Statement/Prospectus dated June 15, 2018 was mailed to shareholders of Farmers Capital on or around June 18, 2018. The Farmers Capital shareholder meeting is scheduled for July 23, 2018. In addition, the Registration Statement on Form S-4, which includes the Proxy Statements/Prospectus, and other related documents filed by WesBanco with the SEC, may be obtained for free at the SEC's website at http://www.sec.gov, on the NASDAQ website at http://www.nasdaq.com and from WesBanco's website at http://www.wesbanco.com.

Participants in the Solicitation

WesBanco and Farmers Capital and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Farmers Capital in connection with the proposed merger. Information about the directors and executive officers of WesBanco is set forth in the proxy statement for WesBanco's 2018 annual meeting of shareholders, as filed with the SEC on March 13, 2018. Information about any other persons who may, under the rules of the SEC, be considered participants in the solicitation of Farmers Capital shareholders in connection with the proposed merger is included in the Proxy Statement/Prospectus. You can obtain free copies of these documents from the SEC or WesBanco using the website information above. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

FARMERS CAPITAL SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS WITH RESPECT TO THE PROPOSED MERGER.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: July 11, 2018	/s/ Robert H. Young
Robert H. Young
Executive Vice President and
Chief Financial Officer